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                    GENERAL CHEMICAL INDUSTRIAL PRODUCTS INC.

                        SENIOR SECURED CREDIT FACILITIES

                         Summary of Terms and Conditions

                                November 26, 2003

         General Chemical Industrial Products Inc. (the "U.S. Borrower") and General Chemical Canada Ltd. (the "Canadian Borrower") intend to enter into a financial restructuring through a prearranged bankruptcy (the "Bankruptcy") of the U.S. Borrower, pursuant to which, among other things, (i) all of the U.S. Borrower's U.S.$100,000,000 10-5/8% Subordinated Notes ("GCIP Subordinated Notes") will be converted to common equity of the U.S. Borrower ("U.S. Borrower Common Shares") and (ii) outstanding loans in a principal amount of U.S.$45,000,000 under the Credit Agreement dated as of April 30, 1999, as amended on March 7, 2001 and January 23, 2002 (the "Existing Credit Agreement"), to which the U.S. Borrower and the Canadian Borrower are parties, will be reinstated and repaid as a term facility, with the remaining outstanding balance of the obligations under the Credit Agreement being converted to preferred equity of the U.S. Borrower ("U.S. Borrower Preferred Shares" and, together with the U.S. Borrower Common Shares, the "U.S. Borrower Shares"). It is anticipated that the credit agreements for the credit facilities described below will be substantially in the form of the Existing Credit Agreement, as modified to incorporate the following terms:

I. Parties


U.S. Borrower:                           General Chemical Industrial Products
                                         Inc. (the "U.S. Borrower").

Canadian Borrower:                       General Chemical Canada Limited (the
                                         "Canadian Borrower"; together with the
                                         U.S. Borrower, the "Borrowers").

Guarantors:                              The obligations of the Borrowers under
                                         the DIP Credit Facility, the Exit
                                         Facility and the Term Facility (as
                                         defined below) will be guaranteed by
                                         each of the U.S. Borrower's existing
                                         and future direct and indirect domestic
                                         subsidiaries, jointly and severally,
                                         other than General Chemical (Soda Ash)
                                         Partners ("Soda Ash") (the
                                         "Guarantors"). In addition: (i) the
                                         obligations of the Canadian Borrower
                                         under the DIP Credit Facility, the Exit
                                         Facility and the Term Facility (each as
                                         defined below) will be guaranteed by
                                         the U.S. Borrower, the Guarantors,
                                         General Chemical Canada Holding Inc.,
                                         and the Canadian subsidiaries of the
                                         Canadian Borrower; (ii) except as
                                         otherwise provided in this term sheet,
                                         the obligations of the Canadian
                                         Borrower under the Exit Facility and
                                         the Term




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                                         Facility will be guaranteed by the
                                         other direct and indirect foreign
                                         subsidiaries of the U.S. Borrower (all
                                         such guarantors of the obligations of
                                         the Canadian Borrower, collectively,
                                         the "Canadian Guarantors"; the
                                         Borrowers, the Guarantors and the
                                         Canadian Guarantors, collectively, the
                                         "Credit Parties"); and (iii) in the
                                         event that the lenders under the
                                         Existing Credit Agreement designate the
                                         U.S. Borrower as the borrower under the
                                         Term Facility, as described below, the
                                         obligations of the U.S. Borrower under
                                         the Term Facility will be guaranteed by
                                         the Canadian Borrower.

Advisors and Arrangers:                  J.P. Morgan Securities Inc. ("J.P.
                                         Morgan") and The Bank of Nova Scotia
                                         ("Scotia" and, collectively with J.P.
                                         Morgan, in such capacity, the
                                         "Co-Arrangers").

Sole Book Runner and

Lead Arranger:                           J.P. Morgan.

U.S. Administrative Agent:               JPMorgan Chase Bank ("JPMorgan Chase"
                                         and, in such capacity, the "U.S.
                                         Administrative Agent").


Canadian Administrative

Agent: JPMorgan Chase Bank, Toronto Branch ("JPMorgan Canada" and, in such capacity, the "Canadian Administrative Agent"; together with the U.S. Administrative Agent, the
                                         "Administrative Agents").

Lenders: As described in connection with each Credit Facility (collectively, the "Lenders").

II. Type and Amount of Credit Facilities.

A. DIP Credit Facility

Type and Amount:                         Revolving credit facility (the "DIP
                                         Credit Facility" and, together with the
                                         Exit Facility and Term Facility, the
                                         "Credit Facilities") in the amount of
                                         U.S.$17,500,000, consisting of a
                                         facility for revolving loans available
                                         to the U.S. Borrower and the Canadian
                                         Borrower (the loans thereunder, the
                                         "DIP Revolving Loans"; together with
                                         the Exit Revolving Loans and the Term
                                         Loans, the "Loans") and a facility for
                                         letters of credit as described below.
                                         Except as described below with respect
                                         to the letters of credit, the maximum
                                         amount of the DIP Credit Facility
                                         available for DIP Revolving Loans shall
                                         be the lesser of (i) U.S.$15,000,000 or
                                         (ii) U.S.$17,500,000 minus the U.S.
                                         Dollar equivalent of the outstanding
                                         aggregate

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                                         face amount of the DIP Letters of
                                         Credit (as defined below). It is
                                         anticipated that the Canadian Borrower
                                         will not commence bankruptcy
                                         proceedings in the United States or
                                         Canada. The documentation for the DIP
                                         Credit Facility will contain provisions
                                         acceptable to the Administrative Agents
                                         and the Lenders to the effect that, if
                                         the Canadian Borrower subsequently
                                         commences bankruptcy proceedings,
                                         outstanding DIP Revolving Loans to the
                                         Canadian Borrower will be treated as if
                                         such loans had been extended to the
                                         Canadian Borrower after the
                                         commencement of its case.

Collateral:                              The obligations of the Credit Parties
                                         which are debtors in the Bankruptcy in
                                         respect of the DIP Credit Facility
                                         shall be secured by a first
                                         super-priority priming lien pursuant to
                                         Section 364 of the Bankruptcy Code and
                                         by a superpriority administrative claim
                                         (subject to usual and customary carve
                                         outs for fees and expenses of
                                         Borrowers' professionals and the U.S.
                                         trustee and upon terms and conditions
                                         satisfactory to Lenders). The
                                         obligations of those Credit Parties
                                         which are not debtors in the Bankruptcy
                                         in respect of the DIP Credit Facility
                                         shall be secured by first priority
                                         security interests, charges or other
                                         liens in the Collateral described on
                                         Annex II, perfected under applicable
                                         non-bankruptcy law.

Lenders: Not less than three of the lenders under the Existing Credit Agreement, on a pro rata basis (collectively, the "DIP Lenders").

Availability:                            The DIP Credit Facility shall be
                                         available on a revolving basis during
                                         the period commencing on the entry of
                                         the Interim Order (as defined in Annex
                                         II) and ending on the Final Maturity
                                         Date of the DIP Credit Facility;
                                         provided that any commitment issued for
                                         the DIP Credit Facility would expire on
                                         December 3, 2003 if the U.S. Borrower
                                         had not commenced the Bankruptcy by
                                         that date, or on December 8, 2003 if
                                         the Interim Order (as defined in Annex
                                         II) has not been entered by that date.

Letters of Credit:                       A portion of the DIP Credit Facility
                                         not in excess of U.S.$4,000,000 (the
                                         "DIP L/C Subfacility") shall be
                                         available to the U.S. Borrower and the
                                         Canadian Borrower for the issuance of
                                         letters of credit (the "DIP Letters of
                                         Credit") by JPMorgan Chase and Scotia,
                                         respectively (each, in such capacity,
                                         an "Issuing Lender"). Letters of credit
                                         issued under the Existing Credit
                                         Agreement and remaining outstanding at
                                         the Closing Date (as defined below) for
                                         the DIP Credit Facility will be deemed
                                         to be DIP Letters of Credit issued

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                                         under the DIP L/C Subfacility without
                                         any further action by the Borrowers or
                                         Lenders. No portion of the DIP L/C
                                         Subfacility shall be available for DIP
                                         Revolving Loans except those made to
                                         reimburse drawings under DIP Letters of
                                         Credit. No DIP Letter of Credit shall
                                         have an expiration date later than 365
                                         days after the date of issuance. If the
                                         Borrowers do not enter into the Exit
                                         Facility simultaneously with the
                                         consummation of the U.S. Borrower's
                                         plan of reorganization in the
                                         Bankruptcy (the "Plan"), then upon
                                         consummation of the Plan, each Borrower
                                         shall deliver to the applicable
                                         Administrative Agent cash collateral
                                         satisfactory to the Administrative
                                         Agents in an amount not less than 105%
                                         of the sum of the undrawn amount of
                                         outstanding DIP Letters of Credit
                                         issued for the account of such
                                         Borrower, plus all fees accrued and
                                         unpaid and to be accrued in respect of
                                         such DIP Letters of Credit, as security
                                         for such Borrower's obligations in
                                         respect of such DIP Letters of Credit.

                                         Drawings under any DIP Letter of Credit
                                         shall be reimbursed by the applicable
                                         Borrower (whether with its own funds or
                                         with the proceeds of DIP Revolving
                                         Loans) on the same business day. To the
                                         extent that the applicable Borrower
                                         does not so reimburse the applicable
                                         Issuing Lender, the relevant DIP
                                         Lenders under the DIP Credit Facility
                                         shall be irrevocably and
                                         unconditionally obligated to reimburse
                                         such Issuing Lender on a pro rata
                                         basis.

Interest and Fees:                       As set forth on Annex I.

Intercreditor Agreement:                 The DIP Lenders and the lenders under
                                         the Existing Credit Agreement will
                                         enter into an Intercreditor Agreement
                                         with respect to the collateral provided
                                         by the Credit Parties that are not
                                         debtors in the Bankruptcy, on terms
                                         satisfactory to the DIP Lenders and the
                                         lenders under the Existing Credit
                                         Agreement. Such terms shall include,
                                         without limitation, (i) subordination
                                         of security interests securing the
                                         Existing Credit Agreement to security
                                         interests securing the DIP Credit
                                         Facility, (ii) DIP Lenders to have
                                         exclusive authority with respect to
                                         enforcement of security interests and
                                         (iii) standstill and payment blockage
                                         provisions prohibiting payments on the
                                         obligations under the Existing Credit
                                         Facility from any non-debtor obligor.

Cash Hoarding:                           Borrowers shall remit all cash held by
                                         them in excess of $2,000,000 to reduce
                                         the balance of DIP Revolving Loans
                                         (other than Letters of Credit) that are
                                         outstanding.

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Final Maturity:                          The earlier of the confirmation of the
                                         Plan, or 180 days following the
                                         petition date, or 45 days after the
                                         entry of the Interim Order if the Final
                                         Order (as defined in Annex II) has not
                                         been entered.

Purpose: The proceeds of the DIP Revolving Loans shall be used to finance the working capital needs of the U.S. Borrower and its subsidiaries in the ordinary course of business during the Bankruptcy, in accordance with the budget to be approved by the DIP Lenders.

Other Terms:                             As set forth on Annex II.

Location of U.S. Bankruptcy

Filing:                                  New Jersey.

B. Exit Facility

Type and Amount:                         Revolving credit facility (the "Exit
                                         Facility") in the amount of
                                         U.S.$17,500,000 consisting of a
                                         facility for revolving loans available
                                         to the U.S. Borrower and the Canadian
                                         Borrower (the loans thereunder, the
                                         "Exit Revolving Loans" and collectively
                                         with the Term Loans, the "Exit Loans")
                                         and a facility for letters of credit as
                                         described below. Except as described
                                         below with respect to the letters of
                                         credit, the maximum amount of the Exit
                                         Facility available for Exit Revolving
                                         Loans shall be the lesser of (i)
                                         U.S.$15,000,000 or (ii) U.S.$17,500,000
                                         minus the U.S. Dollar equivalent of the
                                         outstanding aggregate face amount of
                                         the Exit Letters of Credit (as defined
                                         below).

Collateral:                              The obligations of the Credit Parties
                                         in respect of the Exit Facility shall
                                         be secured as described in Annex II.

Lenders: The DIP Lenders, and any lender under the Existing Credit Agreement that elects to be a Lender under the Exit Facility prior to the effective date of a plan of reorganization for the U.S. Borrower, on a pro rata basis
                                         (collectively, the "Exit Lenders").

Availability:                            The Exit Facility shall be available on
                                         a revolving basis during the period
                                         commencing on the consummation of the
                                         Plan and ending on November 30, 2006
                                         (the "Exit Facility Termination Date").

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Letters of Credit:                       A portion of the Exit Facility not in
                                         excess of U.S.$4,000,000 (the "Exit L/C
                                         Subfacility") shall be available to the
                                         U.S. Borrower and the Canadian Borrower
                                         for the issuance of letters of credit
                                         (the "Exit Letters of Credit") by
                                         JPMorgan Chase and Scotia respectively
                                         (each, in such capacity, an "Exit
                                         Issuing Lender"). Outstanding DIP
                                         Letters of Credit will be continued
                                         under the Exit Facility as Exit Letters
                                         of Credit. No portion of the Exit L/C
                                         Subfacility shall be available for Exit
                                         Revolving Loans except those made to
                                         reimburse drawings under Exit Letters
                                         of Credit. No Exit Letter of Credit
                                         shall have an expiration date after the
                                         earlier of (a) 365 days after the date
                                         of issuance and (b) five business days
                                         prior to the Exit Facility Termination
                                         Date, provided that any Exit Letter of
                                         Credit with a one-year term may provide
                                         for the renewal thereof for additional
                                         one-year periods (which shall in no
                                         event extend beyond the date referred
                                         to in clause (b) above).

                                         Drawings under any Exit Letter of
                                         Credit shall be reimbursed by the
                                         applicable Borrower (whether with its
                                         own funds or with the proceeds of Exit
                                         Revolving Loans) on the same business
                                         day. To the extent that the applicable
                                         Borrower does not so reimburse the
                                         applicable Exit Issuing Lender, the
                                         relevant Exit Lenders under the Exit
                                         Facility shall be irrevocably and
                                         unconditionally obligated to reimburse
                                         such Exit Issuing Lender on a pro rata
                                         basis.

Interest and Fees:                       As set forth on Annex I.

Intercreditor Agreement:                 The Exit Lenders and Term Lenders will
                                         enter into an Intercreditor Agreement
                                         on terms satisfactory to the Exit
                                         Lenders and the Term Lenders. Such
                                         terms shall include, without
                                         limitation, (i) subordination of
                                         security interests securing the Term
                                         Facility to security interests securing
                                         the Exit Facility, (ii) Exit Lenders to
                                         have exclusive authority with respect
                                         to enforcement of security interests
                                         and (iii) standstill and payment
                                         blockage provisions limiting the
                                         Borrowers' ability to make principal
                                         and interest payments on the Term
                                         Facility upon the occurrence of an
                                         Event of Default.

Cash Hoarding:                           To be negotiated by Borrowers and U.S.
                                         Administrative Agent.

Final Maturity:                          November 30, 2006.

Purpose: The proceeds of the Exit Revolving Loans shall be used to (i) repay all obligations under the DIP Facility and
                                         (ii) finance the

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                                         working capital needs of the U.S.
                                         Borrower and its subsidiaries in the
                                         ordinary course of business.

Other Terms:                             As set forth on Annex II.

C. Term Facility

Type and Amount:                         U.S.$45,000,000 of the obligations
                                         outstanding under the Existing Credit
                                         Agreement (including accrued but unpaid
                                         interest(1) but excluding letters of
                                         credit) will be converted upon
                                         consummation of the Plan to a term loan
                                         facility (the "Term Facility")
                                         consisting of term loans in an
                                         aggregate original principal amount
                                         equal to U.S.$45,000,000 (the loans
                                         thereunder, the "Term Loans"). Prior to
                                         the hearing to approve the Disclosure
                                         Statement for the Plan, the lenders
                                         under the Existing Credit Agreement, in
                                         their sole discretion, will designate
                                         whether the Term Loans will be made to
                                         the Canadian Borrower or the U.S.
                                         Borrower.


Collateral:                              The obligations of the Credit Parties
                                         in respect of the Term Facility shall
                                         be secured as described in Annex II.

Lenders: The Lenders under the Existing Credit Agreement, on a pro rata basis (collectively, the "Term Lenders").

Interest and Fees:                       As set forth on Annex I.

Final Maturity:                          November 30, 2006.

Amortization:                            There shall be no scheduled
                                         amortization of the Term Loans prior to
                                         maturity.

Preferred Stock:                         Upon the consummation of the Plan, the
                                         outstanding obligations under the
                                         Existing Credit Agreement (including
                                         accrued but unpaid interest but
                                         excluding letters of credit) in excess
                                         of $45,000,000 (the "Converted Lender
                                         Claims") will be converted into U.S.
                                         Borrower Preferred Shares as provided
                                         in Part III below. The Converted Lender
                                         Claims will include all of the
                                         obligations of the U.S. Borrower under
                                         the Existing Credit Agreement; the
                                         balance of the Converted Lender Claims
                                         shall consist of obligations of the
                                         Canadian Borrower under the Existing
                                         Credit Agreement.

Other Terms:                             As set forth on Annex II.

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(1) The Lenders under the Existing Credit Agreement will not receive payment of interest on the obligations under the Existing Credit Agreement during the Bankruptcy.

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III. Issuance of Preferred Shares to Lenders

Preferred Stock:                         Upon the consummation of the Plan, the
                                         U.S. Borrower will issue to the Lenders
                                         or their designated affiliates U.S.
                                         Borrower Preferred Shares (the "Lender
                                         Shares") representing 68%(2) of the
                                         aggregate outstanding U.S. Borrower
                                         Common Shares assuming full conversion
                                         of the U.S. Borrower Preferred Shares
                                         as provided below (subject to dilution
                                         for shares designated for management
                                         incentive purposes as described below
                                         and for the shares issued upon exercise
                                         of the Warrants (as defined below)
                                         issued to the Noteholders (as defined
                                         below) as described below), in
                                         consideration for the provision of the
                                         Exit Loans and for the conversion of
                                         Converted Lender Claims.

                                         The Lender Shares shall be allocated
                                         among the Lenders as follows: on the
                                         effective date of a plan of
                                         reorganization of the U.S. Borrower,
                                         70% of the Lenders Shares will be
                                         retained by the Term Lenders, and 30%
                                         of the Lenders Shares will be turned
                                         over (or the U.S. Borrower will
                                         effectuate such turnover through its
                                         plan of reorganization) from the Term
                                         Lenders to the Exit Lenders, in
                                         proportion to the commitments of each
                                         Exit Lender under the Exit Facility.

                                         Each share of U.S. Borrower Preferred
                                         Shares shall be convertible at any time
                                         at the option of the holder into one
                                         share of U.S. Borrower Common Shares.
                                         The U.S. Borrower Preferred Shares
                                         shall be voting shares, entitled to one
                                         vote per share on all matters.
                                         (Provision may be made to issue
                                         warrants to purchase U.S. Borrower
                                         Preferred Shares to any Lender that so
                                         elects. In the event that warrants to
                                         purchase U.S. Borrower Preferred Shares
                                         are issued, the votes per share to
                                         which the issued and outstanding shares
                                         of U.S. Borrower Preferred Shares are
                                         entitled shall be adjusted so that the
                                         holders of such shares have the same
                                         voting power that would have been held
                                         by the holders of U.S. Borrower
                                         Preferred Shares if all such shares
                                         were issued upon consummation of the
                                         Plan.)

                                         If a voluntary or involuntary
                                         bankruptcy of the U.S. Borrower occurs,
                                         each of the U.S. Borrower Preferred
                                         Shares shall be entitled to a
                                         liquidation preference equal to the
                                         Converted Lender Claims divided by the
                                         number of outstanding U.S. Borrower
                                         Preferred Shares. The U.S. Borrower
                                         Preferred

------------
(2) For purposes of this Term Sheet, except as otherwise specified, references to percentages of U.S. Borrower Shares do not give effect to shares issued to pre-petition shareholders, which as now anticipated would represent one-half of one percent or less of the outstanding U.S. Borrower Shares, subject to adjustment for shares issued for management incentive purposes as described below and for the shares issued upon conversion of the Warrants issued to the Noteholders (each as defined below).

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                                         Shares shall automatically convert to
                                         U.S. Borrower Common Shares upon a
                                         Qualifying Public Offering (as defined
                                         in part VI below under the heading
                                         "Drag-Along/Tag-Along Rights). All of
                                         the U.S. Borrower Preferred Shares
                                         shall also be converted to U.S.
                                         Borrower Common Shares upon an Initial
                                         Public Offering (as defined in part VI
                                         below under the heading "Registration
                                         Rights") if the holders of at least
                                         two-thirds of the outstanding U.S.
                                         Borrower Preferred Shares shall approve
                                         such conversion. A sale of all or
                                         substantially all of the assets of the
                                         U.S. Borrower or its subsidiaries, or a
                                         merger or consolidation involving the
                                         U.S. Borrower, shall be considered a
                                         liquidation event with respect to the
                                         U.S. Borrower Preferred Shares and,
                                         except as provided in the first
                                         sentence of this paragraph, the
                                         distribution of assets to the holders
                                         of the U.S. Borrower Preferred Shares
                                         upon such liquidation shall be made pro
                                         rata with the outstanding U.S. Borrower
                                         Common Shares. The U.S. Borrower
                                         Preferred Shares shall not be
                                         redeemable. The U.S. Borrower Preferred
                                         Shares shall have no right to
                                         dividends, except that the holders of
                                         the U.S. Borrower Preferred Shares
                                         shall participate pro rata, on an
                                         as-if-converted basis, in any cash or
                                         non-cash dividends declared by the
                                         Board of Directors of the U.S. Borrower
                                         on the U.S. Borrower Common Shares
                                         (excluding stock dividends for which
                                         there is an adjustment to the
                                         conversion ratio as described below).
                                         The conversion ratio of the U.S.
                                         Borrower Preferred Shares shall be
                                         subject to adjustment for stock splits,
                                         subdivisions, combinations, and
                                         reclassifications.

IV. GCIP Subordinated Notes.

Conversion to Equity:                    Upon the consummation of the Plan, 100%
                                         of the outstanding GCIP Subordinated
                                         Notes shall be converted to U.S.
                                         Borrower Common Shares representing 32%
                                         of the aggregate outstanding U.S.
                                         Borrower Common Shares assuming full
                                         conversion of the U.S. Borrower
                                         Preferred Shares, subject to dilution
                                         for shares designated for management
                                         incentive purposes as described below
                                         and for the shares issued upon exercise
                                         of the Warrants issued to the
                                         Noteholders as described below.

Warrants:                                Upon the consummation of the Plan, the
                                         holders of the outstanding GCIP
                                         Subordinated Notes (the "Noteholders")
                                         shall receive from U.S. Borrower
                                         warrants (collectively, the "Warrants")
                                         to purchase U.S. Borrower Common Shares
                                         equal to (i) 15% of the outstanding
                                         U.S. Borrower Common Shares (the "15%
                                         Warrants"), after giving effect to the

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                                         conversion of all U.S. Borrower
                                         Preferred Shares and the issuance of
                                         shares designated for management
                                         incentive purposes as described below,
                                         and (ii) 10% of the outstanding U.S.
                                         Borrower Common Shares (the "10%
                                         Warrants") after giving effect to the
                                         exercise of the 15% Warrants, the
                                         conversion of all U.S. Borrower
                                         Preferred Shares and the issuance of
                                         shares designated for management
                                         incentive purposes as described below.
                                         The exercise prices of the Warrants
                                         would be established as of the
                                         effective date of the Plan (the
                                         "Effective Date") in accordance with
                                         the formula set forth on Annex III
                                         hereto, which provides, among other
                                         things, that (i) the exercise prices
                                         are calculated on the basis of an
                                         enterprise value of the U.S. Borrower
                                         as of the Effective Date (the "
                                         Enterprise Value") of $75,000,000, (ii)
                                         the exercise price of the 15% Warrants
                                         is based on a valuation of the U.S.
                                         Borrower that would provide the Lenders
                                         with a 100% return on their claims
                                         under the Existing Credit Agreement
                                         (principal, fees and interest) as of
                                         the petition date in the Bankruptcy and
                                         (iii) the exercise price of the 10%
                                         Warrants is based on a valuation that
                                         would provide a 120% return on such
                                         claims.

                                         The number of U.S. Borrower Common
                                         Shares for which the Warrants would be
                                         exercisable would be subject to
                                         adjustment for stock splits,
                                         subdivisions, combinations, and
                                         reclassifications.

                                         The Warrants shall be exercisable until
                                         seven years after the Effective Date.
                                         The Warrants shall provide for
                                         "cashless" exercise in connection with
                                         a Qualifying Public Offering. The
                                         Warrants shall terminate upon (i) a
                                         Qualifying Public Offering, (ii) an
                                         Initial Public Offering in connection
                                         with which the U.S. Borrower Preferred
                                         Shares are converted to U.S. Borrower
                                         Common Shares, (iii) a merger or
                                         consolidation involving, or a sale of
                                         all or substantially all of the assets
                                         of, the U.S. Borrower, or (iv) exercise
                                         by the Lenders of the Drag-Along Rights
                                         described below.

V. Management Incentives.

Incentive Shares:                        Options to purchase the U.S. Borrower
                                         Common Shares equal to up to 15% of the
                                         U.S. Borrower Common Shares (after
                                         giving effect to the conversion of all
                                         U.S. Borrower Preferred Shares but
                                         prior to the exercise of the Warrants)
                                         will be made available for management
                                         and directors' incentive compensation
                                         on terms, including amount and vesting,
                                         determined by the Board of Directors of
                                         U.S. Borrower as

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                                         constituted after consummation of the
                                         Plan. The exercise price of the options
                                         would be equal to the per share equity
                                         value calculated utilizing 100% of the
                                         equity value of the U.S. Borrower and
                                         its subsidiaries at the Effective Date
                                         of the Plan and assuming shares
                                         outstanding equal to the U.S. Borrower
                                         Common Shares issued under the Plan and
                                         the U.S. Borrower Preferred Shares.

VI. Shareholder/Voting or Other Agreements.

Board of Directors:                      After consummation of the Plan and
                                         until the consummation of a Qualifying
                                         Public Offering, or an Initial Public
                                         Offering in connection with which the
                                         U.S. Borrower Preferred Shares are
                                         converted to U.S. Borrower Common
                                         Shares, the Board of Directors of U.S.
                                         Borrower will consist of five members,
                                         three of whom will be nominees of the
                                         holders of the U.S. Borrower Preferred
                                         Shares (or the U.S. Borrower Common
                                         Shares issued upon conversion thereof),
                                         one of whom will be a nominee of the
                                         holders of the U.S. Borrower Common
                                         Shares distributed in conversion of the
                                         GCIP Subordinated Notes, and one of
                                         whom will be the Chief Executive
                                         Officer of U.S. Borrower.

Lenders' Shareholders

Agreement:                               Lenders will enter into a shareholders
                                         agreement, relating to, among other
                                         things, (i) procedures to effectuate
                                         voting of the U.S. Borrower Preferred
                                         Shares (or the U.S. Borrower Common
                                         Shares issued upon conversion thereof)
                                         held by Lenders or their permitted
                                         transferees, including, but not limited
                                         to, determination of the nominees to
                                         the Board of Directors and (ii)
                                         limiting transfers (prior to dates or
                                         events to be specified) of a Lender's
                                         U.S. Borrower Preferred Shares only to
                                         Eligible Assignees of such Lender's
                                         Loans under the applicable credit
                                         agreement, and only in proportion to
                                         the Loans transferred.

General Shareholder

Agreement:                               The U.S. Borrower and the Lenders and
                                         Noteholders will enter into a
                                         Shareholders Agreement (or will be
                                         deemed pursuant to the Plan to have
                                         entered into a Shareholders Agreement)
                                         (the "General Shareholders Agreement"),
                                         relating to, among other things: (i)
                                         procedures to effectuate the nomination
                                         and election of the Board of Directors
                                         as provided above; (ii) certain
                                         restrictions on transfers of the U.S.
                                         Borrower Preferred Shares and U.S.
                                         Borrower Common Shares; and (iii)
                                         certain relative
                                         rights and obligations of the holders
                                         of the U.S. Borrower Preferred Shares
                                         and the U.S. Borrower Common Shares
                                         described below and certain related
                                         governance matters.

Minority Stockholder

Protections:                             The General Shareholders Agreement will
                                         provide that, prior to the consummation
                                         of a Qualifying Public Offering, or an
                                         Initial Public Offering in connection
                                         with which the U.S. Borrower Preferred
                                         Shares are converted to U.S. Borrower
                                         Common Shares, the U.S. Borrower will
                                         not, without approval of the holders
                                         holding, in the aggregate, at least a
                                         majority of the shares of U.S. Borrower
                                         Common Shares issued to the Noteholders
                                         pursuant to the Plan and upon exercise
                                         of the Warrants:

                                         (i) issue or sell equity securities or
                                         bonds, debentures, notes or other
                                         obligations convertible into,
                                         exchangeable for, or any options,
                                         warrants or other obligations having
                                         rights to purchase, any equity
                                         securities for aggregate consideration
                                         below the fair market value per share
                                         (subject to customary exceptions, such
                                         as for management and employee
                                         incentive programs);

                                         (ii) subject to the liquidation
                                         preference of the U.S. Borrower
                                         Preferred Shares, redeem or repurchase
                                         any shares of U.S. Borrower Shares
                                         unless each holder of U.S. Borrower
                                         Shares (including holders of U.S.
                                         Borrower Preferred Shares on an
                                         as-if-converted basis) may participate
                                         on a pro rata basis (except redemptions
                                         or repurchases from former officers,
                                         directors and employees or their heirs
                                         or estates);

                                         (iii) pay a dividend or distribution on
                                         the U.S. Borrower Shares unless such
                                         dividend or distribution is paid to all
                                         holders of U.S. Borrower Shares on a
                                         pro rata basis (including holders of
                                         U.S. Borrower Preferred Shares on an
                                         as-if-converted basis);

                                         (iv) engage (or permit any subsidiary
                                         to engage) in any transactions with the
                                         Lenders or with a director, an officer
                                         or an affiliate of the Lenders or the
                                         Borrowers, including financing
                                         transactions, unless (a) such
                                         transaction is approved by a majority
                                         of the members of the Board of
                                         Directors of the Borrowers who have no
                                         financial interest in such transaction
                                         and are not affiliates or designees of
                                         any person who has a financial interest
                                         in such transaction, or (b) such
                                         transaction is fair to the applicable
                                         Borrower or subsidiary, as the case may
                                         be, from a financial point of view or
                                         on terms no less favorable to such
                                         Borrower or such subsidiary than those
                                         that could be obtained at the time of
                                         such transaction in arm's-length
                                         dealings with a party who is not an
                                         affiliate (which fairness or favorable
                                         terms may be conclusively established
                                         by the Borrowers with an opinion of a
                                         nationally recognized investment
                                         banking firm); provided, however, the
                                         above restrictions shall not apply to
                                         (1) transactions between a Borrower and
                                         any wholly owned subsidiary, (2)
                                         employment arrangements or employee
                                         benefits approved by the Board of
                                         Directors with individuals who are
                                         operating officers or employees of the
                                         Borrowers or their subsidiaries, (3)
                                         transactions in which all holders of
                                         U.S. Borrower Preferred Shares (on an
                                         as-if-converted basis) and U.S.
                                         Borrower Common Shares participate on a
                                         pro rata basis, (4) payment of
                                         reasonable fees and expense
                                         reimbursement to the members of the
                                         Board of Directors, in an amount not to
                                         exceed fees of U.S.$30,000 per annum
                                         per director, plus reasonable expenses,
                                         unless the Board of Directors
                                         determines in good faith that a higher
                                         amount is justifiable based on current
                                         market practices; (5) issuance or sale
                                         of equity securities, or bonds,
                                         debentures, notes or other obligations
                                         convertible into or exchangeable for,
                                         or any options, warrants or other
                                         obligations having rights to purchase,
                                         any equity securities for aggregate
                                         consideration equal to or exceeding the
                                         fair market value per share; (6)
                                         amendments, modifications, and
                                         supplements to or restatements or
                                         replacements of the Credit Facilities,
                                         so long as after giving effect thereto
                                         the total outstanding amounts and
                                         unused commitments thereunder do not
                                         exceed U.S.$70,000,000, the maturity
                                         date thereof is not earlier than
                                         November 30, 2006, and no amortization
                                         of the Term Loans is required prior to
                                         November 30, 2006 (other than mandatory
                                         prepayments contemplated by this term
                                         sheet); (7) the granting of the options
                                         to management for incentive purposes as
                                         contemplated by this term sheet, and
                                         the issuance of shares upon exercise
                                         thereof, and the issuance of U.S.
                                         Borrower Common Shares upon conversion
                                         of the U.S. Borrower Preferred Shares;
                                         and (8) transactions and arrangements
                                         approved pursuant to the Plan; and

                                         (v) any amendments or modifications to
                                         the General Shareholders Agreement or
                                         to the charter or bylaws of the U.S.
                                         Borrower (including changes to the
                                         number or composition of the Board of
                                         Directors) which modify or expressly
                                         limit in any material respect, or
                                         conflict in any material respect with,
                                         the terms of the General Shareholders

                                         Agreement in effect as of the Effective
                                         Date or which materially and adversely
                                         affect the rights and privileges
                                         provided to the holders of the U.S.
                                         Borrower Common Shares pursuant to the
                                         General Shareholders Agreement as in
                                         effect on the Effective Date.

Preemptive Rights:                       Prior to the consummation of an Initial
                                         Public Offering, each holder of U.S.
                                         Borrower Shares and each holder of
                                         Warrants (to the extent that the fair
                                         market value per share of the U.S.
                                         Borrower Common Shares is in excess of
                                         the exercise price of such Warrants
                                         (such Warrants being "in the money"))
                                         shall have the right to purchase its
                                         pro rata share (such pro rata share to
                                         be based on their ownership of
                                         outstanding shares and to be determined
                                         on an as-if-converted basis for U.S.
                                         Borrower Preferred Shares and based on
                                         the number of U.S. Borrower Common
                                         Shares for which such "in the money"
                                         Warrants are then exercisable) of U.S.
                                         Borrower Common Shares or Convertible
                                         Securities (as defined below) issued by
                                         the U.S. Borrower except for the
                                         following exempted issuances: (i) a
                                         grant of stock, employee stock options
                                         or other convertible securities
                                         pursuant to an employee stock option
                                         plan, stock purchase plan, or similar
                                         incentive or benefit program or
                                         agreement that has been approved by the
                                         Board of Directors of the U.S.
                                         Borrower; (ii) the issuance of any U.S.
                                         Borrower Common Shares or Convertible
                                         Securities in order to effect any joint
                                         venture or other strategic
                                         relationship, merger, consolidation or
                                         other acquisition of any person,
                                         business, division or assets, which
                                         joint venture, merger, consolidation or
                                         other acquisition has been approved by
                                         the Board of Directors of the U.S.
                                         Borrower; (iii) the issuance of any
                                         U.S. Borrower Common Shares or
                                         Convertible Securities to a landlord
                                         of, or any insurance surety or
                                         insurance provider of, or equipment
                                         lessor or lender to, the U.S. Borrower,
                                         which issuance has been approved by the
                                         Board of Directors of the U.S.
                                         Borrower; (iv) the deemed issuance of
                                         U.S. Borrower Shares by operation of
                                         the antidilution provisions in, or the
                                         issuance of any U.S. Borrower Shares
                                         under, any Convertible Securities set
                                         forth above in clauses (i) - (iii), (v)
                                         the issuance of any U.S. Borrower
                                         Common Shares pursuant to the exercise
                                         of the Warrants; (vi) the issuance of
                                         U.S. Borrower Common Shares or
                                         Convertible Securities to any person
                                         not then employed by the Borrowers and
                                         their subsidiaries in connection with
                                         such person becoming a management
                                         employee of the Borrowers; (vii) the
                                         issuance of U.S. Borrower Common Shares
                                         or Convertible Securities to a person
                                         who is not then a holder of

                                         U.S. Borrower Common Shares or
                                         Convertible Securities for
                                         consideration not less than the fair
                                         market value per share; (viii) the
                                         issuance of U.S. Borrower Common Shares
                                         upon conversion of U.S. Borrower
                                         Preferred Shares; and (ix) the issuance
                                         of any securities in an Initial Public
                                         Offering (as defined below).
                                         "Convertible Securities" means (i)
                                         stocks, bonds, notes or other
                                         securities convertible into or
                                         exchangeable for, or which provide the
                                         right to purchase, directly or
                                         indirectly, U.S. Borrower Common
                                         Shares, or (ii) options, warrants or
                                         other rights exercisable for or
                                         granting the right to purchase,
                                         directly or indirectly, U.S. Borrower
                                         Common Shares or any of the securities
                                         described in clause (i) of this
                                         definition.

Registration Rights:                     The U.S. Borrower shall discontinue as
                                         a publicly reporting company prior to
                                         the Effective Date. Beginning six
                                         months after the U.S. Borrower's
                                         Initial Public Offering, upon written
                                         request from the holders holding, in
                                         the aggregate, at least 25% of the
                                         Registrable Securities (as defined
                                         below) then outstanding (or a lesser
                                         percentage if the Registrable
                                         Securities they propose to register
                                         have an anticipated aggregate offering
                                         price of at least U.S.$5,000,000) that
                                         the U.S. Borrower file a registration
                                         statement under the Securities Act of
                                         1933, as amended (the "Securities Act")
                                         on the basis of the rights described
                                         further below, then the U.S. Borrower
                                         shall give written notice of such
                                         request to all holders of shares (but
                                         only shares not then subject to
                                         restriction or forfeiture rights) and
                                         shall use its best efforts to effect
                                         the registration under the Securities
                                         Act of all Registrable Securities which
                                         the holders request to be registered.
                                         The U.S. Borrower shall have the right
                                         to delay any such registration for up
                                         to 90 days if the Board of Directors
                                         determines that it would be in the best
                                         interests of the U.S. Borrower to do
                                         so.

                                         Beginning six months after the Initial
                                         Public Offering, the holders of
                                         Registrable Securities shall be
                                         entitled to (i) two demand
                                         registrations, (ii) unlimited piggyback
                                         registrations, and (iii) up to two Form
                                         S-3 registrations in any twelve-month
                                         period (provided that the anticipated
                                         offering price of the Registrable
                                         Securities that they propose to
                                         register under Form S-3 is not less
                                         than U.S.$1,000,000). The U.S. Borrower
                                         shall pay all registration expenses for
                                         the above registrations, (including
                                         reasonable legal fees of one counsel to
                                         the sellers which shall be designated
                                         by the holders holding, in the
                                         aggregate, a majority of the
                                         Registrable

                                         Securities being sold) other than
                                         underwriter's or seller's discounts,
                                         commissions and fees, and comply with
                                         reporting requirements to permit sales
                                         under Rule 144.

                                         All registrations involving an
                                         underwriting shall be subject to
                                         underwriter cutbacks and all other U.S.
                                         Borrower Shares shall be excluded
                                         (except shares proposed to be
                                         registered by the U.S. Borrower in a
                                         U.S. Borrower-initiated registration
                                         which shall not be subject to cutback)
                                         and holders selling Registrable
                                         Securities shall be cutback on a pro
                                         rata basis based on the number of
                                         shares proposed to be included in the
                                         registration. Any modification of the
                                         registration rights will require (i) a
                                         vote of at least a majority in interest
                                         of the Registrable Securities held by
                                         the Lenders and (ii) a vote of at least
                                         a majority in interest of the
                                         Registrable Securities held by the
                                         Noteholders.

                                         Registration rights may be transferred
                                         to any transferee of Registrable
                                         Securities pursuant to a transfer that
                                         complies with the terms of the General
                                         Shareholders Agreement.

                                         Each holder of Registrable Securities
                                         agrees that it will not sell its shares
                                         for a specified period (but not to
                                         exceed 180 days) following the
                                         effective date of the U.S. Borrower's
                                         Initial Public Offering and 90 days
                                         following the effective date of any
                                         subsequent offering by the U.S.
                                         Borrower, provided that all officers,
                                         directors and other employees and
                                         greater than one percent stockholders
                                         are similarly bound, provided, that, no
                                         holder of U.S. Borrower Shares will be
                                         restricted from selling such shares in
                                         any offering subsequent to the Initial
                                         Public Offering if such holder and its
                                         affiliates beneficially own a number of
                                         shares of U.S. Borrower Shares as of
                                         the date of such determination equal to
                                         one percent (1%) or less of the
                                         aggregate outstanding shares of U.S.
                                         Borrower Shares.

                                         The General Shareholders Agreement will
                                         contain such other provisions with
                                         respect to registration rights as are
                                         reasonable and customary, including
                                         cross-indemnification, the period of
                                         time in which the registration
                                         statement will be kept effective, and
                                         underwriting arrangements. The rights
                                         of a holder to register Registrable
                                         Securities shall terminate with respect
                                         to such holder once such holder is
                                         legally able to dispose of all of its
                                         Registrable Securities in a three-month
                                         period pursuant to those provisions of
                                         Rule 144 under the Securities Act that
                                         are applicable to affiliates.

                                         An "Initial Public Offering" means the
                                         first to occur of: (1) a sale of U.S.
                                         Borrower Common Shares in a firmly
                                         underwritten public offering registered
                                         under the Securities Act (excluding
                                         registration statements filed on Form
                                         S-8, or any similar successor form or
                                         another form used for a purpose similar
                                         to the intended use for such forms),
                                         and underwritten by an investment bank
                                         approved by vote of a majority of the
                                         Board of Directors; and (2) the listing
                                         of the U.S. Borrower Common Shares on a
                                         national securities exchange or
                                         authorization for quotation on the
                                         Nasdaq National Market System.

                                         "Registrable Securities" means (a) U.S.
                                         Borrower Common Shares issued to the
                                         Noteholders pursuant to the Plan or
                                         upon exercise of the Warrants and (b)
                                         U.S. Borrower Common Shares issued upon
                                         the conversion of U.S. Borrower
                                         Preferred Shares.

Drag-Along/Tag-Along Rights:             In the event of any sale of U.S.
                                         Borrower Preferred Shares or U.S.
                                         Borrower Common Shares by the Lenders
                                         or their permitted transferees that
                                         involves a sale in a single transaction
                                         or related transactions of more than
                                         51% of the aggregate outstanding shares
                                         of U.S. Borrower Common Shares and U.S.
                                         Borrower Preferred Shares held by the
                                         Lenders and their permitted
                                         transferees, the Lenders shall have the
                                         right to require the Noteholders to
                                         participate, pro rata, for the same
                                         amount and form of consideration and
                                         otherwise on the same terms and
                                         conditions as the Lenders.

                                         The Noteholders shall the right to
                                         participate pro rata (based upon their
                                         ownership of outstanding U.S. Borrower
                                         Common Shares and the number of Common
                                         Shares issuable upon Warrants that are
                                         then "in the money"), for the same
                                         amount and form of consideration and
                                         otherwise on the same terms and
                                         conditions, in any sale of shares by
                                         the Lenders of U.S. Borrower Shares
                                         representing more than 15% of the
                                         aggregate outstanding U.S. Borrower
                                         Shares.

                                         Transfers of Registrable Securities in
                                         connection with exercise of
                                         registration rights, transfers to
                                         permitted transferees under the General
                                         Shareholders Agreement (including
                                         transfers to an existing Lender or to a
                                         person that becomes a Lender under the
                                         applicable Credit Facility) and
                                         transfers effectuated through any stock
                                         exchange or other
                                         public trading market shall not trigger
                                         a Drag-Along Right or Tag-Along Right.

                                         The Noteholders shall not be required
                                         to make representations or warranties
                                         in connection with the exercise of a
                                         Drag-Along Right or Tag-Along Right,
                                         other than customary representations
                                         and warranties with respect to due
                                         organization, power and authority,
                                         ownership of shares of U.S. Borrower
                                         Shares and the ability to freely convey
                                         such shares, non-contravention of
                                         organizational documents, other
                                         agreements and applicable law, and
                                         enforceability of obligations under
                                         applicable transfer documents.

                                         Drag-Along/Tag-Along Rights will
                                         terminate upon a Qualifying Public
                                         Offering, or upon an Initial Public
                                         Offering in connection with which the
                                         U.S. Borrower Preferred Shares are
                                         converted to U.S. Borrower Common
                                         Shares.

                                         Drag-Along/Tag-Along Rights shall be
                                         binding on any transferee of U.S.
                                         Borrower Preferred Shares or U.S.
                                         Borrower Common Shares.
                                         Drag-Along/Tag-Along Rights shall be
                                         transferable to any transferee of U.S.
                                         Borrower Shares pursuant to a transfer
                                         that that complies with the terms of
                                         the General Shareholders Agreement.

                                         A "Qualifying Public Offering" means
                                         one or more underwritten public
                                         offerings of U.S. Borrower Common
                                         Shares pursuant to an effective
                                         registration statement filed under the
                                         Securities Act (excluding registration
                                         statements filed on Form S-8 or any
                                         similar successor form) at a price per
                                         share not less than the price that
                                         would be determined based on a
                                         valuation of the U.S. Borrower equal to
                                         110% of the valuation utilized for the
                                         exercise price of the 10% Warrants and
                                         resulting in aggregate gross proceeds
                                         to the U.S. Borrower of U.S.$30,000,000
                                         or more.

Information Rights:                      Until an Initial Public Offering, the
                                         U.S. Borrower shall post on its website
                                         audited annual financial statements
                                         within 90 days after year end and
                                         unaudited quarterly financial
                                         statements within 45 days after the end
                                         of each quarter, or, in the
                                         alternative, distribute such financial
                                         statements by electronic or regular
                                         mail within such time frames to each
                                         holder of U.S. Borrower Shares. The
                                         information in the reports shall be
                                         presented in U.S. dollars.

                                         Until an Initial Public Offering, the
                                         holders of U.S. Borrower Common Shares
                                         issued to the Noteholders under the
                                         Plan may appoint a representative who
                                         shall have the right, upon reasonable
                                         prior written notice and during normal
                                         business hours, to (i) visit and
                                         inspect the properties of the U.S.
                                         Borrower and its subsidiaries, (ii)
                                         examine the corporate and financial
                                         records of the U.S. Borrower and its
                                         subsidiaries and make copies thereof
                                         and extracts therefrom and (iii)
                                         discuss the affairs, finances and
                                         accounts of the U.S. Borrower and its
                                         subsidiaries with the directors and
                                         executive officers of the U.S. Borrower
                                         and its subsidiaries. Such right may
                                         not be exercised more frequently than
                                         once in any twelve-month period, except
                                         in connection with certain
                                         extraordinary transactions requiring a
                                         vote of shareholders (which shall be
                                         further delineated in the General
                                         Shareholders Agreement).
VII. Other Matters.

  Downstream Mergers:                    Prior to the Bankruptcy petition date,
                                         New Hampshire Oak will be merged with
                                         and into The General Chemical Group
                                         Inc. (the "General Chemical Group")
                                         with General Chemical Group as the
                                         surviving corporation and subsequently,
                                         General Chemical Group will be merged
                                         with and into the U.S. Borrower with
                                         the U.S. Borrower as the surviving
                                         corporation. Upon the consummation of
                                         the Plan, and provided that the
                                         foregoing mergers have occurred and
                                         that the Latona management and service
                                         agreement has been amended as provided
                                         below, the U.S. Borrower will issue to
                                         the existing equity holders of General
                                         Chemical Group U.S. Borrower Common
                                         Shares representing a percentage to be
                                         determined (not to exceed one-half of
                                         one percent) of the aggregate
                                         outstanding U.S. Borrower Common Shares
                                         as of the Effective Date, assuming full
                                         conversion of the U.S. Borrower
                                         Preferred Shares, subject to dilution
                                         for shares designated for management
                                         incentive purposes and for the shares
                                         issued upon exercise of the Warrants
                                         issued to the Noteholders.


  Latona Agreement:                      Not later than 60 days after the
                                         commencement of the bankruptcy, U.S.
                                         Borrower and Latona shall agree to
                                         consensually amend the management and
                                         service agreement with Latona to
                                         provide for (i) a term ending one year
                                         after the Effective Date, (ii) a
                                         reduction of the aggregate compensation
                                         payable to Latona under such agreement
                                         to the sum of (i) the pro rata portion
                                         of Latona's current compensation for
                                         the period from October 1, 2003 until
                                         the commencement of the Bankruptcy and
                                         (ii) $700,000 for the remaining term of
                                         the
                                         agreement as amended, (iii) a waiver of
                                         all claims for damages relating to the
                                         amendment to such agreement; (iv) a
                                         release by Latona of all claims against
                                         the U.S. Borrower and its directors,
                                         officers, employees, advisors, and
                                         controlling person, and (v) a release
                                         by the U.S. Borrower and its
                                         subsidiaries of all claims against
                                         Latona and its directors, officers,
                                         employees, advisors, and controlling
                                         person.

  Plan Releases:                         The Lenders and the Noteholders will
                                         not object if the Plan provides that
                                         the U.S. Borrower, its direct and
                                         indirect controlling shareholders, and
                                         all current and former directors,
                                         officers, employees, consultants,
                                         financial advisors, attorneys,
                                         accountants and other representatives
                                         of the U.S. Borrower and its affiliates
                                         who served in such capacity on or prior
                                         to the Effective Date shall be released
                                         from any and all claims, obligations,
                                         suits, judgments, damages, rights,
                                         causes of action, and liabilities based
                                         upon any act or omission, transaction,
                                         agreement, event, or occurrence taking
                                         place on or before the Effective Date,
                                         in any way relating to the U.S.
                                         Borrower or its subsidiaries, the
                                         Existing Credit Agreement, the Notes,
                                         the Bankruptcy, or the negotiation,
                                         formulation and preparation of the Plan
                                         and any related documents, other than
                                         obligations of such persons pursuant to
                                         the Plan, so long as (i) the Plan
                                         otherwise is substantially in
                                         accordance with this term sheet, (ii)
                                         Borrowers have complied with all of
                                         their obligations described in this
                                         term sheet to be performed by them
                                         during the Bankruptcy, and (iii) the
                                         Plan includes releases, comparable in
                                         scope to the release described above,
                                         in favor of the Administrative Agents,
                                         the Lenders, and the Noteholders, and
                                         their respective directors, officers,
                                         employees, advisors, and controlling
                                         persons.

                                                                         Annex I

                            Interest and Certain Fees
                            -------------------------

Interest Rate Options:                   The relevant Borrower may elect that
                                         the Loans comprising each borrowing
                                         bear interest at a rate per annum equal
                                         to:

                                         (i) the ABR plus the Applicable Margin
                                         (in the case of ABR Loans under the DIP
                                         Credit Facility, the Exit Facility and
                                         Term Facility only);

                                         (ii) the U.S. Base Rate plus the
                                         Applicable Margin (in the case of U.S.
                                         Dollar Loans under the DIP Credit
                                         Facility or the Exit Facility only);

                                         (iii) the Canadian Dollar Prime Rate
                                         plus the Applicable Margin (in the case
                                         of Canadian Dollar Loans under the DIP
                                         Credit Facility or the Exit Facility
                                         only); or

                                         (iv) as set forth in the following
                                         sentence.

                                         In the case of Loans under the DIP
                                         Credit Facility and the Exit Facility
                                         only, the Canadian Borrower will pay to
                                         each Canadian Lender that accepts a
                                         Bankers' Acceptance a stamping fee
                                         calculated at a rate per annum equal to
                                         the Applicable Margin denominated in
                                         Canadian Dollars (the "Stamping Fee").
                                         The discount rate for Bankers'
                                         Acceptances purchased by a Canadian
                                         Lender, if applicable, shall be
                                         calculated by the Canadian
                                         Administrative Agent on terms customary
                                         to the practice of Canadian banks,
                                         based on the average of such discount
                                         rates as quoted by the applicable
                                         reference banks for the applicable face
                                         amount and interest period. B/As shall
                                         have a term of 30 days during the DIP
                                         Credit Facility and 30, 60, 90 or 180
                                         days during the Exit Facility.

                                         As used herein:

                                         "ABR" means the highest of (i) the rate
                                         of interest publicly announced by
                                         JPMorgan Chase as its prime rate in
                                         effect at its principal office in New
                                         York City (the "Prime Rate"), (ii) the
                                         secondary market rate for three-month
                                         certificates of deposit (adjusted for
                                         statutory reserve requirements) plus 1%
                                         and (iii) the federal funds effective
                                         rate from time to time plus 0.5%.

                                         "Applicable Margin" means for ABR
                                         Loans, Canadian Base Rate Loans and
                                         Canadian Prime Rate Loans, under the
                                         DIP Facility and the Exit Facility, 250
                                         basis points, and under the Term
                                         Facility, 450 basis points; and for
                                         B/As, 375 basis points.

                                         "Canadian Dollar Prime Rate" means that
                                         rate published by JPMorgan Canada in
                                         Canada as its prime lending rate from
                                         time to time.

                                         "Bankers' Acceptance" or "B/A" means a
                                         bankers' acceptance in Canadian Dollars
                                         issued by the Canadian Borrower and
                                         accepted and, if applicable, purchased
                                         by the Canadian Lenders or a depository
                                         bill within the meaning of the
                                         Depository Bills and Notes Act
                                         (Canada).

                                         "U.S. Base Rate" means the rate of
                                         interest per annum in effect from time
                                         to time that is equal to the greater of
                                         (a) the rate of interest publicly
                                         announced by JPMorgan Canada from time
                                         to time as being its reference rate
                                         then in effect for determining interest
                                         rates for commercial loans in U.S.
                                         Dollars made in Canada and (b) the
                                         federal funds effective rate in effect
                                         from time to time plus 0.5%.

Interest Payment Dates:                  Monthly in arrears, except for any
                                         deferred Term Loan interest, as
                                         described below.

Deferral of Interest:                    In the event that, at any interest
                                         payment date under the Term Facility,
                                         the ratio of (i) Free Cash Flow (as
                                         defined below) for the most recent
                                         trailing twelve-month period for which
                                         financial statements have been
                                         delivered to the Lenders under the
                                         credit documents to (ii) interest
                                         expense for the twelve months ending
                                         with and including such interest
                                         payment date (and assuming that all
                                         interest due on such date were paid) is
                                         less than 1.2:1, then the applicable
                                         Borrower shall have the option of
                                         paying all or any portion of the
                                         interest on the Term Loans due on such
                                         date by the delivery to the Lenders
                                         holding Term Loans of notes in the
                                         principal amount of the interest so
                                         deferred (the "PIK Notes"). The PIK
                                         Notes shall bear interest at a rate per
                                         annum equal to ABR plus 650 basis
                                         points. Such interest shall be
                                         compounded annually and added to
                                         principal. The PIK Notes and all
                                         accrued but unpaid interest thereon
                                         shall be due upon final maturity,
                                         acceleration or prepayment in full of
                                         the Term Loans. "Free Cash Flow" for a
                                         period means Adjusted EBITDA of U.S.
                                         Borrower and its subsidiaries for such
                                         period (excluding results of Soda Ash
                                         Partners and the China Joint Venture
                                         but including all cash distributions
                                         actually received from Soda Ash
                                         Partners or the China Joint Venture),
                                         minus (i) cash capital expenditures for
                                         such period, (ii) cash pension
                                         contributions in excess of pension
                                         expenses
                                         during such period and (iii) cash tax
                                         expense during such period. ("Adjusted
                                         EBITDA" shall be defined in the same
                                         manner as ""Consolidated Cash Flow"
                                         under the Existing Credit Agreement.)

                                         No cash interest payments on the Term
                                         Loans will be permitted if an Event of
                                         Default exists under the Exit Facility.

Stamping Fee:                            The Canadian Borrower will pay to each
                                         Canadian Lender that accepts a Bankers'
                                         Acceptance the applicable Stamping Fee
                                         on the date of such acceptance.

Facility/Commitment Fees:                DIP Facility: The U.S. Borrower and the
                                         Canadian Borrower shall, on or prior to
                                         the Closing Date for the DIP Facility,
                                         pay to the Administrative Agents, for
                                         the benefit of the DIP Lenders, an
                                         initial closing fee of U.S. $300,000.
                                         In addition, the U.S. borrower shall
                                         pay to the U.S. Administrative Agent
                                         for its account an annual
                                         administrative fee of $50,000, payable
                                         quarterly in advance.

                                         Exit Facility: The U.S. Borrower and
                                         the Canadian Borrower shall, on or
                                         prior to the Closing Date for the Exit
                                         Facility, pay to the Administrative
                                         Agents for the benefit of the Exit
                                         Lenders, an initial closing fee of
                                         U.S.$300,000. In addition the U.S.
                                         borrower shall pay to the
                                         Administrative Agents for their account
                                         an annual administrative fee of
                                         $50,000, payable quarterly in advance.

                                         Commitment Fees: The U.S. Borrower and
                                         the Canadian Borrower shall pay
                                         commitment fees in U.S. Dollars equal
                                         to 0.5 % per annum of the average daily
                                         unused portion of the commitments under
                                         the DIP Credit Facility and the Exit
                                         Facility, respectively, payable monthly
                                         in arrears. Outstanding DIP Letters of
                                         Credit and Exit Letters of Credit shall
                                         be deemed to be a utilization of the
                                         applicable commitment.

Letter of Credit Fees:                   The U.S. Borrower and/or the Canadian
                                         Borrower, as applicable, shall pay a
                                         commission on all outstanding DIP
                                         Letters of Credit and Exit Letters of
                                         Credit at a per annum rate
                                         equal to the Applicable Margin then in
                                         effect with respect to DIP Revolving
                                         Loans or Exit Revolving Loans,
                                         respectively, on the face amount of
                                         each such Letter of Credit. Such
                                         commission shall be shared ratably
                                         among the Lenders and shall be payable
                                         monthly in arrears.

                                         A fronting fee equal to .15% per annum
                                         on the face amount of each Letter of
                                         Credit shall be payable monthly in
                                         arrears to the applicable Issuing
                                         Lender for its own account. In
                                         addition, reasonable and customary
                                         administrative, issuance, amendment,
                                         payment and negotiation charges shall
                                         be payable to the applicable Issuing
                                         Lender for its own account.

Default Rate:                            At any time when a Borrower is in
                                         default in the payment of any amount
                                         due under the Credit Facilities, the
                                         entire amount of the outstanding
                                         principal shall bear interest at 2%
                                         above the rate or rates otherwise
                                         applicable thereto. Overdue interest,
                                         fees and other amounts shall bear
                                         interest at 2% above the rate
                                         applicable to ABR Loans or Canadian
                                         Base Rate Loans, as applicable (except
                                         that any such amounts denominated in
                                         Canadian Dollars shall bear interest at
                                         2% above the rate applicable to
                                         Canadian Dollar Prime Rate Loans).

Rate and Fee Basis:                      All per annum rates shall be calculated
                                         on the basis of a year of 365/366 days
                                         and 365 days in the case of B/As for
                                         actual days elapsed.

Interest Act (Canada)

Disclosure:                              The annual rates of interest and fees
                                         to which the rates of interest and fees
                                         provided for herein (and stated herein
                                         to be calculated on the basis of a 365-
                                         (or 366-, as the case may be) year) are
                                         equivalent are the rates so determined
                                         multiplied by the actual number of days
                                         in the applicable calendar year and
                                         divided by 365 (or 366, as the case may
                                         be).

                                                                        Annex II

                 Other Terms and Conditions of Credit Facilities
                 -----------------------------------------------

Except as otherwise indicated, each of the following terms and conditions will be equally applicable to the DIP Facility, the Exit Facility and the Term Facility.

I. Certain Payment Provisions

Fees and Interest Rates:                 As set forth on Annex I.

Optional Prepayments and

Commitment Reductions:                   Optional prepayments and commitment
                                         reductions shall conform to the
                                         optional prepayments and commitment
                                         reductions set forth in the Existing
                                         Credit Agreement.

Mandatory Prepayments and

Commitment Reductions:                   On or before April 15 of each year
                                         (commencing with April 15, 2005) 75% of
                                         Excess Cash Flow for the prior fiscal
                                         year shall be applied, first, to prepay
                                         the Term Loans held by those Lenders
                                         that participated in the Exit Facility
                                         to the extent of the participation in
                                         the Exit Facility, second, pro rata to
                                         the Term Loans remaining after the
                                         repayments in the preceding clause
                                         first, and third, to prepay Exit
                                         Revolving Loans and to reduce
                                         permanently the commitments under the
                                         Exit Facility. "Excess Cash Flow" shall
                                         be defined as Adjusted EBITDA of U.S.
                                         Borrower and its subsidiaries for the
                                         applicable period (excluding results of
                                         Soda Ash Partners and the China Joint
                                         Venture but including all cash
                                         distributions actually received from
                                         Soda Ash Partners and the China Joint
                                         Venture), minus (i) cash restructuring
                                         expenses for such period, (ii) cash
                                         capital expenditures for such period,
                                         (iii) cash pension contributions in
                                         excess of pension expenses during such
                                         period, (iv) cash interest expenses
                                         during such period, (v) cash tax
                                         payments for such period, and (vi) any
                                         cash prepayments on the Term Loans,
                                         plus/minus (i) changes in working
                                         capital for such period and (ii) any
                                         material non-cash items for such
                                         period. All amounts added to or
                                         subtracted from Adjusted EBITDA
                                         pursuant to the foregoing would exclude
                                         Soda Ash Partners and the China Joint
                                         Venture, except as otherwise
                                         specifically indicated. Each prepayment
                                         of the Term Loans shall be
                                         applied to the installments thereof in
                                         inverse order of maturity and may not
                                         be reborrowed.

                                         The Borrowers shall make mandatory
                                         prepayments of the Loans equal to the
                                         Applicable Percentage (as defined
                                         below) of the following amounts, which
                                         prepayments shall be applied in the
                                         same order as indicated in the
                                         preceding paragraph:

                                         (a) the net proceeds of any sale or
                                         issuance of equity (including upon
                                         exercise of the Warrants) and the net
                                         proceeds of any issuance or incurrence
                                         of indebtedness after the Closing Date
                                         for the Exit Facility by the U.S.
                                         Borrower or any of its subsidiaries
                                         (subject to exceptions allowed herein);

                                         (b) the net proceeds of any sale or
                                         other disposition (including as a
                                         result of casualty or condemnation) by
                                         the U.S. Borrower or any of its
                                         subsidiaries of any assets (except for
                                         the sale of inventory in the ordinary
                                         course of business and certain other
                                         dispositions allowed herein); and

                                         (c) any tax refunds received by either
                                         Borrower or any of their subsidiaries
                                         (other than the U.S. $1,100,000 refund
                                         from Revenue Canada for the tax years
                                         1996, 1997, 1998, and 1999).

                                         "Applicable Percentage" shall mean: (x)
                                         100% until the aggregate, cumulative
                                         amount of prepayments under (a), (b)
                                         and (c) above equals U.S.$5,000,000;
                                         (y) thereafter, 75%.

                                         Notwithstanding the foregoing: (1) in
                                         the event that Soda Ash Partners or the
                                         China Joint Venture receives any net
                                         proceeds of the types described in the
                                         foregoing paragraphs (a), (b), and (c),
                                         such proceeds shall be required to be
                                         applied to the prepayment of the Term
                                         Loans and the permanent reduction of
                                         the commitments under the Exit Facility
                                         only to the extent that the U.S.
                                         Borrower shall have received a
                                         distribution thereof from Soda Ash
                                         Partners or the China Joint Venture;
                                         and (2) Borrowers shall not be required
                                         to apply proceeds from asset sales and
                                         dispositions in the ordinary course to
                                         the prepayment of the Loans (A) in the
                                         case of any proceeds from a single
                                         transaction of less than U.S.$10,000 or
                                         (B) in the case of any proceeds from a
                                         single transaction of U.S.$10,000 or
                                         more but less than U.S.$50,000 unless
                                         and until the aggregate amount of such
                                         proceeds from and after the
                                         commencement of the Bankruptcy exceeds
                                         U.S.$150,000.

                                         During the Bankruptcy, any net proceeds
                                         of the types described in paragraphs
                                         (a), (b) and (c) above shall be applied
                                         to the repayment of obligations under
                                         the Existing Credit Agreement, except
                                         that the Applicable Percentage shall be
                                         100% in all cases.

                                         The Exit Revolving Loans shall be
                                         prepaid and the Exit Letters of Credit
                                         shall be cash collateralized or
                                         replaced to the extent such extensions
                                         of credit exceed the amount of
                                         commitments under the Exit Facility, as
                                         so reduced. The full face amount of
                                         B/As shall be deposited with the
                                         Canadian Administrative Agent as cash
                                         collateral until the maturity thereof
                                         to the extent such extensions of credit
                                         exceed the amount of the Exit Facility,
                                         as so reduced.

II. Collateral                           The obligations of the Guarantors which
                                         are not debtors in the Bankruptcy in
                                         respect of the DIP Credit Facility, and
                                         the obligations of the U.S. Borrower
                                         and the Guarantors in respect of the
                                         Exit Facility (including the Canadian
                                         Exit Subfacility), shall be secured by
                                         a perfected first priority security
                                         interest in the following property (in
                                         the case of the DIP Credit Facility, to
                                         the extent of each non-debtor's
                                         interest in such property), and the
                                         obligations of the U.S. Borrower and
                                         the Guarantors in respect of the Term
                                         Facility shall be secured by a
                                         perfected second priority security
                                         interest in the following property: (a)
                                         100% of the owned capital stock of each
                                         of the direct and indirect domestic
                                         subsidiaries of the U.S. Borrower, (b)
                                         65% of the owned capital stock of each
                                         of the U.S. Borrower's direct and
                                         indirect first-tier foreign
                                         subsidiaries, including General
                                         Chemical Canada Holding Inc. but
                                         excluding any of its subsidiaries, and
                                         (c) all other tangible and intangible
                                         assets (including, without limitation,
                                         intellectual property, real property
                                         and cash and cash equivalents) of the
                                         U.S. Borrower and each Guarantor,
                                         except, in the case of clauses (b) and
                                         (c) of this sentence, for such stock
                                         and those assets as to which the
                                         Administrative Agents shall determine
                                         in their sole discretion that the costs
                                         of obtaining such a security interest
                                         are excessive in relation to the value
                                         of the security to be afforded thereby.
                                         In addition, the obligations of the
                                         Canadian Borrower and the Canadian
                                         Guarantors under the DIP Credit
                                         Facility and Exit Facility shall be
                                         secured by a perfected first priority
                                         security interest (and hypothec, if
                                         applicable) in the following property,
                                         and the obligations of the Canadian
                                         Borrower and the Canadian Guarantors
                                         under the Term Facility shall be
                                         secured by a perfected second priority
                                         security interest (and hypothec, if
                                         applicable) in the following property:
                                         (i) 100% of the owned capital stock
                                         of all direct and indirect foreign
                                         subsidiaries of the Canadian.
                                         Borrower (and in the case of the Exit
                                         Facility and the Term Facility, such
                                         subsidiaries of the U.S. Borrower) and
                                         (ii) all other tangible and intangible
                                         assets (including, without limitation,
                                         intellectual property and real
                                         property) of the Canadian Borrower and
                                         direct and indirect foreign
                                         subsidiaries of the Canadian Borrower
                                         (and in the case of the Exit Facility
                                         and the Term Facility, such
                                         subsidiaries of the U.S. Borrower)
                                         except, in the case of clauses (i) and
                                         (ii) of this sentence, for such stock
                                         and those assets as to which the
                                         Administrative Agents shall determine
                                         in their sole discretion that the costs
                                         of obtaining such a security interest
                                         (and hypothec, if applicable) are
                                         excessive in relation to the value of
                                         the security to be afforded thereby.

III. Certain Conditions

Initial Conditions:                      The availability of each of the Credit
                                         Facilities shall be conditioned upon
                                         satisfaction of such conditions to
                                         funding as are customary for senior
                                         secured credit facilities of the type
                                         described herein. It is anticipated
                                         that the conditions would also include,
                                         among other things, satisfaction of the
                                         following on or before a date to be
                                         specified by the Administrative Agents
                                         for the applicable Credit Facility (the
                                         date upon which all such conditions
                                         shall be satisfied for a Credit
                                         Facility, the "Closing Date" for such
                                         Credit Facility):

                                         (a) Each Credit Party shall have
                                         executed and delivered satisfactory
                                         definitive financing documentation with
                                         respect to the Credit Facilities (the
                                         "Credit Documentation"). The credit
                                         agreement for each Credit Facility
                                         shall be substantially in the form of
                                         the Existing Credit Agreement with the
                                         changes thereto described in this Term
                                         Sheet and Annex I and Annex II hereto,
                                         and in the case of the Credit
                                         Documentation for the DIP Credit
                                         Facilities, such other provisions as
                                         the U.S. Administrative Agent
                                         customarily includes in
                                         debtor-in-possession credit
                                         documentation for similar facilities.

                                         (b) The applicable Lenders and the
                                         Administrative Agents shall have
                                         received all fees required to be paid
                                         on or before the Closing Date for the
                                         Credit Facility.

                                         (c) The applicable Lenders shall have
                                         received a satisfactory business plan
                                         for fiscal years 2003 through 2006 for
                                         each of the U.S. Borrower and its
                                         subsidiaries and of the Canadian
                                         Borrower and its subsidiaries.

                                         (d) The applicable Lenders shall have
                                         received such legal opinions (including
                                         opinions from counsel to the U.S.
                                         Borrower, the Canadian Borrower and
                                         their respective subsidiaries as may be
                                         required by the Administrative Agents),
                                         documents and other instruments as are
                                         customary for transactions of this type
                                         or as the Administrative Agents may
                                         reasonably request.

                                         (e) The Lenders shall have received the
                                         results of a recent lien search in each
                                         relevant jurisdiction with respect to
                                         the Borrowers and their respective
                                         subsidiaries, and such search shall
                                         reveal no liens on any of the assets of
                                         the Borrowers or their subsidiaries
                                         except for liens permitted by the
                                         Credit Documentation or otherwise
                                         satisfactory to the Lenders.

                                         (f) All actions necessary to perfect
                                         the Administrative Agents' security
                                         interests in the collateral under the
                                         applicable Credit Facility shall have
                                         been taken.

                                         (g) With respect to the Exit Facility
                                         and the Term Facility, the Plan shall
                                         be satisfactory to the Lenders, shall
                                         have been confirmed by the Bankruptcy
                                         Court (and the relevant Canadian court,
                                         if applicable) and shall be consummated
                                         contemporaneously with the Closing Date
                                         for such Credit Facilities.

                                         (h) All governmental and third party
                                         approvals necessary or in the
                                         reasonable opinion of the U.S.
                                         Administrative Agent advisable in
                                         connection with the applicable Credit
                                         Facility and the consummation of the
                                         Bankruptcy shall have been obtained and
                                         be in full force and effect, and all
                                         applicable waiting periods shall have
                                         expired without any action being taken
                                         or threatened by any competent
                                         authority which would restrain, prevent
                                         or otherwise impose conditions on the
                                         Exit Facility or the Term Facility or
                                         the consummation of the Bankruptcy.

On-Going Conditions:                     The making of each extension of credit
                                         under the DIP Facility and the Exit
                                         Facility shall be conditioned upon (a)
                                         the accuracy of all representations and
                                         warranties in the Credit Documentation
                                         for such Credit Facility in all
                                         material respects and (b) there being
                                         no default or event of default in
                                         existence at the time of, or after
                                         giving effect to the making of, such
                                         extension of credit. As used herein and
                                         in the Credit Documentation a "Material
                                         Adverse Effect" means a material
                                         adverse effect on (a) the business,
                                         operations, property, condition
                                         (financial or otherwise) or prospects
                                         of the U.S. Borrower and its
                                         subsidiaries (including, for the
                                         avoidance of
                                         doubt, Soda Ash Partners) taken as a
                                         whole, or (b) the validity or
                                         enforceability of any of the Credit
                                         Documentation or the rights or remedies
                                         of the Administrative Agents and the
                                         Lenders thereunder.

DIP Facility Conditions:                 The making of the initial and each
                                         subsequent extension of credit under
                                         the DIP Facility shall be subject to
                                         such additional conditions as are
                                         customary for debtor-in-possession
                                         credit facilities and are otherwise
                                         satisfactory to the Administrative
                                         Agents and the DIP Lenders, including,
                                         without limitation, (i) the entry of
                                         appropriate interim orders (the
                                         "Interim Orders") and final orders (the
                                         "Final Orders") of the U.S. Bankruptcy
                                         Court and relevant Canadian court (if
                                         applicable), approving the DIP Facility
                                         and authorizing the borrowings and
                                         security interests thereunder and
                                         otherwise in form and substance
                                         acceptable to the Administrative Agents
                                         and (ii) the filing by the U.S.
                                         Borrower, on or before the later of 15
                                         days after the filing of its petition
                                         commencing the Bankruptcy or December
                                         19, 2003, of the Plan and the
                                         disclosure statement therefor and of
                                         appropriate motions related to the
                                         solicitation of approval and
                                         confirmation of such Plan, which Plan
                                         shall be acceptable in all respects to
                                         the Administrative Agents and the
                                         Lenders and, among other things, (i)
                                         provide that all of the GCIP
                                         Subordinated Notes shall be converted
                                         to U.S. Borrower Common Shares
                                         representing 32% of the aggregate
                                         outstanding U.S. Borrower Common Shares
                                         and U.S. Borrower Preferred Shares (on
                                         an as-if-converted basis), subject to
                                         dilution for shares designated for
                                         management incentive purposes `and
                                         shares issued upon exercise of the
                                         Warrants, and (ii) approve the Exit
                                         Facility and the Term Facility.

IV. Certain Documentation Matters

                                         The Credit Documentation shall contain
                                         representations, warranties, covenants
                                         and events of default substantially
                                         similar to those set forth in the
                                         Existing Credit Agreement and other
                                         terms deemed appropriate by the
                                         Lenders, including, without limitation:

Representations and

Warranties:                              Financial statements (including pro
                                         forma financial statements); absence of
                                         undisclosed liabilities; no change with
                                         Material Adverse Effect; corporate
                                         existence; compliance with law;
                                         corporate power and authority;
                                         enforceability of Credit Documentation;
                                         no conflict with law or contractual
                                         obligations; no material litigation; no
                                         default; ownership of property; liens;
                                         intellectual property; taxes; Federal
                                         Reserve regulations; ERISA; Canadian
                                         pension plans and benefit plans;
                                         Investment Company Act; subsidiaries;
                                         environmental matters; solvency; labor
                                         matters; accuracy of disclosure; and
                                         creation and perfection of security
                                         interests.

Affirmative Covenants:                   Delivery of financial statements,
                                         reports, accountants' letters,
                                         projections, officers' certificates and
                                         other information requested by the
                                         applicable Lenders; payment of other
                                         obligations; maintenance of existence
                                         and material rights and privileges;
                                         compliance with laws and material
                                         contractual obligations; maintenance of
                                         property and insurance; maintenance of
                                         books and records; right of the Lenders
                                         to inspect property and books and
                                         records; notices of defaults,
                                         litigation and other material events;
                                         compliance with environmental laws; and
                                         further assurances (including, without
                                         limitation, with respect to security
                                         interests in after-acquired property).

                                         Additional affirmative covenants in the
                                         Credit Documentation for the DIP Credit
                                         Facility shall include: monthly and
                                         year-to-date actual to budgeted
                                         financial results from prior delivered
                                         budget; weekly cash flow updates with
                                         comparison of actual cash position to
                                         forecasts; delivery of each report or
                                         other submission to the U.S. Trustee or
                                         the creditors committee in the
                                         Bankruptcy; and delivery of copies of
                                         pleadings, motions, financial
                                         information, and other documentation
                                         filed with the Bankruptcy Court or
                                         relevant Canadian court, if applicable.

Financial Covenants:                     Financial covenants under the Exit
                                         Facility and Term Facility shall
                                         include, among others:

                                         o  Maximum Leverage Ratio.
                                         o  Minimum Fixed Interest Ratio.
                                         o  Minimum Adjusted EBITDA.

                                         Such financial covenants will be tested
                                         on the last day of each fiscal quarter.

                                         Financial covenants under the DIP
                                         Credit Facility shall include Minimum
                                         Adjusted EBITDA and Maximum Facility
                                         Usage. Minimum Adjusted EBITDA will be
                                         tested monthly. Maximum Facility Usage
                                         will be tested continuously.

Negative Covenants:                      U.S. Borrower and its Subsidiaries
                                         shall not be permitted to incur new
                                         indebtedness subject to certain
                                         exceptions including:

                                         o  In the case of the Exit Facility and
                                            the Term Facility, intercompany
                                            loans to domestic subsidiaries
                                            (other than the Canadian Borrower
                                            and China joint venture) not to
                                            exceed US$1,000,000 at any time

                                         o  Intercompany loans from foreign
                                            subsidiaries to foreign subsidiaries

                                         o  Loans from domestic subsidiaries to
                                            foreign subsidiaries (other than the
                                            Canadian Borrower and China joint
                                            venture) up to U.S.$1,000,000

                                         o  In the case of the Exit Facility and
                                            the Term Facility, Indebtedness of
                                            newly acquired subsidiaries up to
                                            U.S.$1,000,000

                                         o  In the case of the DIP Facility,
                                            indebtedness related to certain
                                            hedging agreements, limited to an
                                            aggregate termination value of
                                            $250,000 in the case of interest
                                            rate swaps

                                         o  Indebtedness in respect of
                                            reclamation bonds, performance
                                            bonds, letters of credit and surety
                                            bonds up to $8,500,000 in the
                                            aggregate excluding letters of
                                            credit supporting reclamation or
                                            performance bonds separately
                                            included in measuring compliance
                                            with this covenant

                                         o  In the case of the Exit Facility and
                                            the Term Facility, Indebtedness
                                            incurred to refinance indebtedness
                                            permitted pursuant to the above,
                                            provided it matures no less than 95
                                            days after the maturity at the Term
                                            Facility or Exit Facility.

                                         o  Indebtedness of Soda Ash Partners up
                                            to U.S.$7,500,000 incurred to
                                            finance the purchase of newly
                                            acquired equipment

                                         o  In the case of the Exit Facility and
                                            the Term Facility, other
                                            indebtedness up to U.S.$2,500,000
                                            incurred to finance the purchase of
                                            newly acquired equipment

                                         U.S. Borrower and its Subsidiaries
                                         shall not be permitted to incur any new
                                         lien subject to certain exceptions
                                         including:

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



                                         o  Liens to secure up to U.S.$7,500,000
                                            of obligations of Soda Ash Partners
                                            incurred to finance the purchase of
                                            newly acquired equipment

                                         o  In the case of the Exit Facility and
                                            the Term Facility, Liens to secure
                                            up to U.S.$2,500,000 of other
                                            obligations incurred to finance the
                                            purchase of newly acquired equipment

                                         U.S. Borrower and its Subsidiaries
                                         shall not be permitted to merge,
                                         consolidate, liquidate, dissolve or
                                         sell substantially all assets subject,
                                         in the case of the Exit Facility and
                                         the Term Facility, to certain
                                         exceptions including:

                                         o  Asset Sales to the Canadian Borrower
                                            at fair market value as determined
                                            by the Board of Directors

                                         o  Mergers or asset sales by a
                                            Subsidiary that is not a guarantor
                                            into or to one of the U.S.
                                            Borrower's Subsidiaries

                                            provided that domestic companies may
                                            merge into or transfer assets to
                                            foreign subsidiaries only if the
                                            value of assets involved in all such
                                            transactions during the term of the
                                            Exit Facility does not exceed
                                            U.S.$500,000.

                                            In the case of the DIP Facility,
                                            Borrowers will be able to dispose of
                                            assets in Manistee, Michigan and
                                            excess real property in Amherstburg,
                                            Ontario.

                                         U.S. Borrower and its Subsidiaries
                                         shall not be permitted to pay dividends
                                         or make other payments in respect of
                                         capital stock subject to certain
                                         exceptions including:

                                         o  Payments to the U.S. Borrower, the
                                            Canadian Borrower or a guarantor

                                         o  Payments by a non-guarantor to one
                                            of the U.S. Borrower's Subsidiaries

                                         o  Payments by Soda Ash Partners
                                            pursuant to its partnership
                                            agreement so long as U.S. Borrower
                                            (directly or through one or more
                                            wholly owned subsidiaries) receives
                                            not less than 51% of any such
                                            payment

                                         o  In the case of the Exit Facility and
                                            the Term Facility, payments of up to
                                            U.S.$250,000 to enable the
                                            repurchase of U.S. Borrower Shares
                                            held by a management employee or the
                                            employees estate upon termination of
                                            employment, disability or death.

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



                                         In the case of the Exit Facility and
                                         the Term Facility, Capital expenditures
                                         by the U.S. Borrower and its
                                         Subsidiaries (including Soda Ash
                                         Partners) shall be limited based on
                                         projections to be agreed upon (plus a
                                         cushion of U.S.$2,000,000). Any amount
                                         unused in one fiscal year (up to a
                                         maximum of U.S.$2,000,000) shall carry
                                         over to the next fiscal year but not
                                         the following fiscal year.

                                         U.S. Borrower and its Subsidiaries
                                         shall not be permitted to make new
                                         investments subject to certain
                                         exceptions including:

                                         o  Ordinary course employee loans for
                                            travel, entertainment and relocation
                                            not exceeding US$5,000 individually
                                            and US$25,000 in the aggregate

                                         o  Investments in the Canadian Borrower
                                            solely to fund pension obligations

                                         o  Investments by non-guarantors in the
                                            U.S. Borrower and its Subsidiaries

                                         o  Investments of up to U.S.$5,000,000
                                            in Soda Ash Partners necessary for
                                            Soda Ash Partners to operate in the
                                            ordinary course and to fund
                                            mandatory capital calls

                                         o  Investments in the China Joint
                                            Venture not to exceed U.S.$1,500,000
                                            for out-of-pocket expenses and the
                                            contribution of certain assets
                                            located in Manistee, Michigan to be
                                            identified on a schedule approved by
                                            the Administrative Agents and the
                                            Lenders

                                         o  In the case of the Exit Facility and
                                            the Term Facility, other investments
                                            up to U.S.$2,000,000

                                         Borrowers and their subsidiaries shall
                                         not pay any fees or other amounts to
                                         Latona until the management and service
                                         agreement has been amended as described
                                         above in this term sheet. The Plan
                                         shall not provide for the payment of
                                         any amounts in respect of any claim by
                                         Latona for fees in excess of those
                                         permitted to be paid under this term
                                         sheet.

                                         The following shall also be subject to
                                         limitations substantially similar to
                                         those in the Existing Credit Agreement
                                         (subject to such additional limitations
                                         in the case of the DIP Facility as the
                                         Lenders and the Administrative Agents
                                         may require): guarantee obligations;
                                         sales of assets; leases; optional
                                         payments and modifications of
                                         subordinated and other debt
                                         instruments; transactions with
                                         affiliates; sale and leasebacks;
                                         changes in fiscal year; negative pledge
                                         clauses; and changes in lines of
                                         business.

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



Events of Default:                       Nonpayment of principal when due;
                                         nonpayment of interest or other amounts
                                         after a grace period of three business
                                         days; material inaccuracy of
                                         representations and warranties;
                                         violation of covenants (subject, in the
                                         case of certain covenants, to a grace
                                         period to be agreed upon);
                                         cross-default to Indebtedness
                                         aggregating $2,500,000 or more;
                                         bankruptcy events; certain ERISA events
                                         or comparable events under Canadian
                                         pension laws and regulations; judgments
                                         of $2,500,000 or more (to the extent
                                         not insured); actual or asserted
                                         invalidity of any guarantee, security
                                         document or security interest; failure
                                         to maintain at least 51% economic
                                         ownership of, and remain the managing
                                         partner of, Soda Ash Partners; and a
                                         change of control (to be defined in
                                         context of new equity ownership of the
                                         U.S. Borrower).

                                         In addition, the following additional
                                         events of default, among others, shall
                                         be included in the Credit Documentation
                                         for the DIP Credit Facility:
                                         appointment of a trustee or examiner;
                                         entry of an order affecting the Interim
                                         orders or Final Orders without the
                                         Administrative Agents' and Required
                                         Lenders' approval; the Plan does not
                                         provide for the full and final payment
                                         of the DIP Facility upon consummation;
                                         any person seeks approval of a lien or
                                         claim ranking senior to the security
                                         interests of the DIP Lenders, except
                                         for the permitted carve outs; or
                                         conversion of the Bankruptcy to a case
                                         under chapter 7.

Voting: Amendments and waivers with respect to the Credit Documentation shall require the approval of Lenders holding not less than a majority of the aggregate amount of the Loans, participations in Letters of Credit and unused commitments under the applicable Credit Facility, except that (a) the consent of each Lender directly affected thereby shall be required with respect to (i) reductions in the amount, or extensions of the scheduled date of final maturity, of any Loan, (ii) reductions in the rate of interest or any fee or extensions of any due date thereof, (iii) increases in the amount or extensions of the expiry date of any Lender's commitment and (iv) modifications to the pro rata provisions of the Credit Documentation and (b) the consent of 100% of the Lenders shall be required with respect to (i) modifications to any of the voting percentages and (ii) releases of significant Guarantors or all or substantially all of the collateral.

Assignments and Participations:          The Lenders shall be permitted to
                                         assign and sell participations in their
                                         Loans and commitments, subject, in the
                                         case of assignments (other than to
                                         another Lender or to an

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



                                         affiliate of a Lender), to the consent
                                         of the U.S. Administrative Agent and
                                         the Issuing Lenders. In the case of
                                         partial assignments (other than to
                                         another Lender or to an affiliate of a
                                         Lender), the minimum assignment amount
                                         shall be U.S.$2,000,000 (or the
                                         Canadian Dollar equivalent thereof). No
                                         minimum shall apply in the case of an
                                         assignment of the entire remaining
                                         amount of a Lender's DIP Commitment or
                                         commitment under the Exit Facility or
                                         Term Loan. Participants shall have the
                                         same benefits as the Lenders with
                                         respect to yield protection and
                                         increased cost provisions. Voting
                                         rights of participants shall be limited
                                         to those matters with respect to which
                                         the affirmative vote of the Lender from
                                         which it purchased its participation
                                         would be required as described under
                                         "Voting" above. Pledges of Loans in
                                         accordance with applicable law shall be
                                         permitted without restriction.
                                         Promissory notes shall be issued under
                                         the Credit Facilities only upon
                                         request. Consistent with the
                                         Shareholders Agreement among the
                                         Lenders, the documentation for the
                                         Credit Facilities will provide that,
                                         prior to dates or events to be
                                         specified, each Lender will not
                                         directly or indirectly sell its
                                         interest in the Term Loans or Exit
                                         Loans separately from, and without
                                         transferring a proportionate amount of,
                                         the U.S. Borrower Preferred Shares
                                         associated therewith (or the U.S.
                                         Borrower Common Shares issued upon
                                         conversion of such U.S. Borrower
                                         Preferred Shares).

Yield Protection:                        The Credit Documentation shall contain
                                         reasonable customary provisions
                                         protecting the Lenders against
                                         increased costs or loss of yield
                                         resulting from changes in reserve, tax,
                                         capital adequacy and other requirements
                                         of law and from the imposition of or
                                         changes in withholding or other taxes.

Expenses and Indemnification:            The Borrowers shall pay (a) all
                                         reasonable out-of-pocket expenses of
                                         the Administrative Agents associated
                                         with the preparation, execution,
                                         delivery and administration of the
                                         Credit Documentation and any amendment
                                         or waiver with respect thereto,
                                         including without limitation, the
                                         reasonable fees, disbursements and
                                         other charges of counsel, financial
                                         advisors and other professionals (and
                                         the Lenders shall be entitled solely to
                                         reimbursement of the costs of internal
                                         counsel) and (b) all reasonable
                                         out-of-pocket expenses of the
                                         Administrative Agents and Lenders
                                         (including the fees, disbursements and
                                         other charges of counsel, financial
                                         advisors and other professionals) in
                                         connection with the enforcement of the
                                         Credit Documentation.

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



                                         The Administrative Agents and the
                                         Lenders (and their affiliates and their
                                         respective officers, directors,
                                         employees, advisors and agents) will
                                         have no liability for, and will be
                                         indemnified and held harmless against,
                                         any loss, liability, cost or expense
                                         incurred in respect of the Credit
                                         Facilities or the use or the proposed
                                         use of proceeds thereof (except to the
                                         extent resulting from the gross
                                         negligence or willful misconduct of the
                                         indemnified party).

Governing Law and Forum:                 State of New York.

U.S. Counsel to the
Administrative Agents

and J.P. Morgan,

as Arranger:                             Kelley Drye & Warren LLP.

Canadian Counsel
to the Canadian

Administrative Agent:                    McMillan Binch LLP.

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